Exhibit 99.2

Company Overview N o vem ber 2021

This presentation includes forward-looking statements . All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements . Forward-looking statements use words like “believe,” “plan,” “expect,” “intend,” “will,” “would,” “anticipate,” “estimate,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies . These statements are based on current expectations or objectives that are inherently uncertain . In light of these uncertainties, and the assumptions underlying the expectations and other forward-looking statements expressed, the forward- looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements . The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Form 10 -K and Form 10 -Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC . In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements : the Company’s expectations regarding changes in regulatory requirements ; the Company’s ability to interoperate with the electronic health record systems of its customers ; the Company’s reliance on vendors ; the Company’s ability to attract and retain key personnel ; the competition to attract and retain remote documentation specialists ; anticipated trends, growth rates, and challenges in the Company’s business and in the markets in which the Company operates ; the Company’s ability to further penetrate its existing customer base ; the Company’s ability to protect and enforce its intellectual property protection and the scope and duration of such protection ; developments and projections relating to the Company’s competitors and the Company’s industry, including competing dictation software providers, third-party, non-real time medical note generators and real time medical note documentation services ; the impact of current and future laws and regulations ; and the impact of the COVID- 19 crisis on the Company’s business, results of operations and future growth prospects . Past performance is not necessarily indicative of future results . The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation . The Company anticipates that subsequent events and developments will cause the Company’s views to change . The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise . These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation . This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources . The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources . Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured . Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, undertake to update any of such information or provide additional information as a result of new information or future events or developments . Disclaimer 2

3 Emmanuel Krakaris Chief Executive Officer • 25 years experience • Joined Augmedix in 2018 Prior experience: Paul Ginocchio Chief Financial Officer • 23 years experience • Joined Augmedix in 2020 Prior experience: Introductions

4 Augmedix At a Glance Real - time and asynchronous virtual medical documentation for clinicians Connect clinicians with medical data specialists through mobile devices and proprietary software Comprehensive and flexible solution capable of being delivered at scale to > 50 , 000 addressable physicians Let physicians focus on what matters most: patient care Revenue ($ in millions) $11 $16 2018 2020 23 % CAGR $20M LTM Sept 2021 Revenue 122% Q3 2021 YoY Net Revenue Retention 16 Health Systems Served 5M+ Notes Completed to Date

5 Tech-Enabled Virtual Medical Documentation & Clinical Support Increases Physician Productivity and Optimizes Reimbursement Differentiated Product Offering – Ambient, Mobile, Remote, Real-Time Leading Health System Customer Base with High Net Revenue Retention Scalable Business Model with Compelling Unit Economics Investment Highlights

Improve Physician Productivity Higher throughput • Productivity increase by up to 20% (1) • Patient visit increase of 1-2+ per day (1) Increase Physician & Patient Satisfaction Higher visit quality • Physicians pay more attention to patients (2) • Augmedix service improved overall experience (2) • Client NPS score of 56 in 3Q21 (3) Reduce Physician Burnout $4.6B problem (4) • Saves physicians 2-3 hours per day in the EHR (1) • Increases satisfaction with work-life balance by 49% (5) (1) Internal studies (2) Representative results from selected customer surveys of patients. (3) Our Net Promotor Score (NPS) is based on a 3Q21 survey of over 800 clinicians with a 20% response rate. (4) Annals of Internal Medicine, June 2019. (5) Q3 2020 customer survey. Augmedix’s Solutions Enhance Provider Workflows, Create Value for Health Systems & Improve Patient Satisfaction Value Proposition 6

7

Significant Market Need to Reduce Administrative Burden on Physicians

Legacy Model



~1/3 of physician's day on the computer[1]

Electronic Health Records Pain Point



Electronic health records (EHRs) are mandated

70,000+ ICD-**10** codes

32 clicks to order a flu shot[2]

Issues



Reduced patient throughput

Lower patient satisfaction

Physician burnout - cost up to **$1M** to replace single physician[3]

(1) Physician Compensation Report, 2019; National Physician Report, 2019.
(2) MDEdge – Study: One hour with patients means two hours on EHR, September 11, 2016.
(3) Annals of Internal Medicine, June 2019.

AUGMEDIX

8

…Driving a $6 Billion Market Opportunity for Augmedix

Opportunity



~295,000[1]
Addressable Physicians in U.S.

**$6B U.S.
Market Opportunity**

Select Current Customers

Major Health Systems

Dignity Health
TriHealth
Summit Pacific
The US Oncology Network
Sutter Health
Northern Light
UCSF Health

>50,000[1]
Addressable Physicians

$1B Expansion Opportunity within Existing Customers

Scale Today




UNITED STATES
BANGLADESH
INDIA
SRI LANKA

4
Countries

**5M+ Notes to Date
35K+ Notes / Week**

(1) Company estimates out of a total of more than 1.1M U.S. Clinicians.

AUGMEDIX

9

Augmedix Eases the EHR Burden on Providers & Creates System Efficiencies


Electronic Health Record
Medical documentation uploaded for the physician's sign-off
PHYSICIAN
PATIENT
AUGMEDIX SERVICE PLATFORM
Livestream

Natural Conversation

- In exam room
- Virtual visits / telemedicine

Enhanced Documentation

- Advanced technology coupled with domain expertise
- 2-way, synchronous communication

PHYSICAN

High-Quality Patient Care

AUGMEDIX

Technology & Documentation

AUGMEDIX

10

Real-Time and Overnight Offerings to Provide Flexibility and Expand the TAM

2014 Launch

AUGMEDIX **Live**

Dedicated specialists provide live
clinical support & medical documentation

- Medical Documentation
- Reminder Support
- Order Support
- Coding Support

In Real-time

Upsell / Migrate ←

2020 Launch

AUGMEDIX **Notes**

Specialists asynchronously create
medical documentation

- Medical Documentation

Overnight, for next shift

AUGMEDIX

11

Flexible & Proven Tech-Enabled Solutions Position Us to Succeed

Dictation	Next-day Documentation		Real-Time Ambient Documentation & Clinical Support	
	Rigid scripts, Limited templates	Free-flowing conversations	In person	Remote
3M M*Modal; Dragon NaturallySpeaking by Nuance	DAX Nuance; DeepScribe	IKS Health; AUGMEDIX Notes	ScribeAmerica; ProScribe	AUGMEDIX Live; AQuity Solutions

Monthly Cost

Clinician Burden: High → Low

AUGMEDIX
Comprehensive, Market-Leading Solutions

Ambient clinician-patient conversation, unobtrusive to patient + Specialty-trained MDS' with synchronous communication + Real-time medical documentation & clinical support services + In-network referral, order sets, and reminder support + Improved physician productivity & patient satisfaction

Source: Company Management.

AUGMEDIX

12 Medical Notes Care Reminders HIPAA-Compliant Data Channel Coding Data Services POINT OF CARE Data Services Platform Augmedix Data Third - Party Sources SERVICE PLATFORM NOTEBUILDER Natural Language Processing (NLP) Automatic Speech Recognition (ASR) Proprietary Technology and Intelligent Automation Drive Innovation MACHINE LEARNING Feedback Loop Unique Datasets + Artificial Intelligence = Enhanced Data Services & Efficiency Gains

Augmedix Platform The Augmedix Platform leverages the combination of clinical datasets , software tools , and AI in a process called Intelligent Automation to transition the MDS from note creator to information curator • Less time to complete note • Higher note quality • Delivery of additional services • Lower MDS training expense 13 Two - way communication with MDSs for optimal workflow and efficiency Visit data is organized and structured based on reference data MDSs leverage speech - to - text to capture dictations for medical assessments NLP models generate note suggestions from the audio stream Sentences are auto - generated based on MDS’ selections SERVICE PLATFORM Utilizes Intelligent Automation to Augment MDS Capabilities

Easily adaptable to remote environments across 35+ specialties Flexible Platform Enables Continued Momentum with Pandemic - Driven Telemedicine Uptake 14 Remote Clinical Support • Platform works with most telemedicine applications • Secure connection • Unobtrusive to patient • Mobile

15 Ambient vs. dictated Remote vs. in-person Real - Time vs. delayed Mo bile vs. fixed • Comprehensive notes and coding • Interactive, value - added services, and support • Physician peace of mind • Natural physician-patient conversation • Time- efficient • Increased productivity • Facilitate physician mobility anywhere from office or home • Promotes additional use Essential Enablers of Telemedicine Augmedix’s Tech - Enabled Solutions Drive Value for All Constituents • Unconstrained labor supply • Unobtrusive to patient • Less expensive and higher margin

16

Health Systems Partner with Augmedix for Greater Physician Productivity & Satisfaction

Optimized Physician **Productivity**

- See more patients
- More accurate & comprehensive coding

Primary Care +14.8%

Specialists +16.1%

Hourly Productivity Increase(1)

High Physician **Satisfaction**

"Augmedix has really taken a load off me so I can spend more time with my patients."



Jane Lindberg, MD
Dignity Health

"I cannot imagine my career without my remote specialist. It slashes my work in half."



Hany Fouad, MD
Dignity Health

"The service has unequivocally improved my quality of life."



Andrew Laster, MD
Arthritis & Osteoporosis Consultants of the Carolinas

$500K to $1M(2) — **Cost per physician churn to a health system**

(1) Based on actual results of 118 clinicians at one of Augmedix's enterprise clients.

(2) Annals of Internal Medicine, June 2019.

AUGMEDIX

• Synchronous data streaming • Data security • Proprietary automation technology • Deeply embedded in workflow • Ease of use and flexibility • Strong value proposition • Depth of team • Medical knowledge • Recruiting and training • 5M+ notes to date, 35K+ per week • Significant operational infrastructure • Top-tier health system customers Scale & Technology Create Significant Barriers to Entry 17 SC ALE T ECHN OL OG Y PEOP LE STICKINESS

2 0 1 8 2 0 1 9 2 0 2 0 Note: Fiscal years are audited through December 31, 2020. Quarterly results are unaudited. (1) As of Q3 2021. The Lifetime Value (LTV) of Augmedix Live is calculated by ARPU / (Annual Churn Percentage) x expected contribution margin. Customer Acquisition Cost (CAC) is the sales and marketing spend in the previous quarter divided by the number of new clinicians sold in the most recent quarter plus the onboarding costs in the most recent quarter divided by the number of go lives in the most recent quarter. (2) As of Q3 2021. Payback period in months is calculated by CAC divided by the expected contribution profit in the first-year x 12. (3) Based on current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago but excludes revenue from new Health Enterprises for the current period. $10. 8 $14. 1 $16. 5 8% 33% 41 % Financial Summary 18 $4. 2 44% 45 % Q3 2020 Q3 2021 $5. 6 +33% ($ in millions) ($ in millions) 122% Net Revenue Retention Rate (3) LTV/CAC (1) : 6x Payback Period (2) : ~12 months Consistent Financial Performance Strong Growth Throughout COVID - 19 Pandemic

Multifaceted Growth Strategy for Revenue Acceleration CSM Team Faster Expansion of Existing Client Relationships 1 ESMs / BDRs / Channel Partners Broaden New Client Footprint 2 Strategy / Product / Engineering Expand into New End Markets 3 Strategy / Product / Engineering Introduce New Products 4 19

20

Highly Experienced Management Team



Emmanuel Krakaris
Chief Executive Officer

COMMAND AUDIO
Streetline



Paul Ginocchio
Chief Financial Officer

Deutsche Bank
Brightfield



Sandra Breber
Chief Operating Officer

ANDERSEN
ziploop



Jonathan Hawkins
Chief Revenue Officer

Mede/Analytics
BENU



Ian Shakil
Co-Founder &
Chief Strategy Officer

Edwards
mc10



Saurav Chatterjee
Chief Technology Officer

lumiata
asurion



Davin Lundquist, MD
Chief Medical Officer

Dignity Health
CommonSpirit



Rashed Noman
Country Manager,
Bangladesh

BOEING
GM

AUGMEDIX

Large Market Opportunity with Growing Need for Real - Time Remote Documentation Services • ~295K addressable physicians managing ~1.2B patient visits annually across 35+ specialties • Four of top 10 and six of top 20 US healthcare systems currently use Augmedix Differentiated Platform with Industry - Leading Solutions • Proprietary automation, including NLP modules, create timely and accurate EHR notes from natural physician-patient conversation • Flexible solutions catering to physician preferences that boost physician productivity by up to 20% Attractive Scaling Subscription - Based Model • Revenue growth acceleration to 33% YoY and expanding gross margins • Compelling unit economics – LTV/CAC ~6x Significant Barriers to Entry • Scale of 35K+ notes per week, and medical data specialists across 4 countries • Depth of team, medical knowledge, and expertise in recruiting and training MDS • Stickiness of a deeply embedded platform in physician workflow Highly Experienced Management Team Backed by Blue - Chip Investors • Senior team and Board of Directors with deep healthcare, technology, and finance experience • Backed by leading technology-focused investors including Redmile Group, McKesson Ventures, DCM, and LifeSci Venture Partners Augmedix Highlights 21

Appendix 22

23

AUGMEDIX Live Clinician Workflow

Patient Visit

Clinician introduces patient, during visit converses naturally with patient while verbalizing key points to Augmedix

Live Streaming

Augmedix smartphone or Google Glass devices stream an audio-visual feed to live virtual Medical Data Specialist ("MDS") in a HIPAA-secure location

Synchronous Communication

Clinicians speak directly with Live MDS' who can respond in app with written messages

Automated Documentation

MDS' leverage automation tools to provide personalized clinical support and create medical documents

Documentation Delivery

MDS' finalize medical documentation and upload to EHR throughout day

Content Review

Clinician reviews and signs off on note within EHR

Augmedix Live provides real-time medical note documentation supported by leading proprietary technology platform

AUGMEDIX

24 Notes Clinician Workflow Augmedix Notes provides a platform for asynchronous medical note documentation creation Schedule Prep Augmedix reviews EHR and prepares schedule Dictation (Optional) Clinicians can clarify complex content or items not verbalized during visit Note Delivery MDS’ use recordings and Notebuilder with its AI/ML automation tools to create quality notes and upload to EHR before next shift Patient Visit Recorded Clinician uses app to record content for patient visits Content Review Clinician reviews and signs off on note within EHR